EXHIBIT 10.3



                          INTERCREDITOR AGREEMENT

                  INTERCREDITOR AGREEMENT dated as of November 8, 2001 among CANADIAN IMPERIAL BANK OF COMMERCE, a banking institution chartered under the Bank Act of Canada with an office at 425 Lexington Avenue, New York, New York ("CIBC" and as Servicing Agent under the RPA's referred to below, the "Servicing Agent"), ASSET SECURITIZATION COOPERATIVE CORPORATION, a California cooperative corporation with an office at 425 Lexington Avenue, New York, New York ("ASCC"), THE BANK OF NEW YORK, a New York banking corporation, with an office at 5 Penn Plaza, 16th Floor, New York, New York 10001 (as Trustee under the Indenture referred to below, the "Bond Trustee"), CONSUMERS FUNDING LLC, a Delaware limited liability company with an office at 212 W. Michigan Avenue, Jackson, Michigan (the "Bond Issuer"), and CONSUMERS ENERGY COMPANY, a Michigan corporation with an office at 212 W. Michigan Avenue, Jackson, Michigan ("Consumers").

                  WHEREAS, pursuant to (i) the Receivables Sale Agreement, dated as of December 20, 1996, as amended, restated, supplemented or otherwise modified from time to time, between Consumers, as Seller and as Collection Agent, and CIBC, as Purchaser and as Servicing Agent, and (ii) the Receivables Sale Agreement, dated as of December 20, 1996, as amended, restated, supplemented or otherwise modified from time to time, among Consumers, as Seller and as Collection Agent, ASCC, as Purchaser, and CIBC, as Servicing Agent (collectively, the "RPA's"), Consumers has sold and may hereafter sell interests in its Receivables (as defined in the RPA's) to CIBC, ASCC and/or other persons that may from time to time become parties to one or both of the RPA's as purchasers (collectively, the "Purchasers"); and

                  WHEREAS, pursuant to the Sale Agreement, dated as of November 8, 2001, between Consumers and the Bond Issuer (the "Sale Agreement"), Consumers has sold all of its Securitization Property (which includes the Securitization Charge) to the Bond Issuer, and pursuant to the Servicing Agreement, dated as of November 8, 2001, between Consumers and the Bond Issuer (the "Servicing Agreement"), Consumers has agreed to service the Securitization Property on behalf of the Bond Issuer; and

                  WHEREAS, pursuant to the terms of the Indenture dated as of November 8, 2001 between the Bond Issuer and the Bond Trustee, as supplemented by one or more Series Supplements (collectively, the "Indenture"), the Bond Issuer, among other things, has granted to the Bond Trustee a security interest in the Securitization Property and certain of its other assets to secure the Secured Obligations, which include, among other things, the Securitization Bonds issued pursuant to the Indenture (the "Securitization Bonds"); and

                  WHEREAS, pursuant to the Servicing Agreement, Consumers' obligations as the servicer under the Servicing Agreement on behalf of the Bond Issuer (the "Bond Servicer") include the collection of the Securitization Charge; and

                  WHEREAS, pursuant to the RPA's, Consumers as Collection Agent on behalf of the Purchasers has agreed to provide servicing functions with respect to Collections of the Receivables; and

                  WHEREAS, Collections with respect to Receivables and Securitization Charge Collections and related bank accounts in which the same may be deposited are the subject of the RPA's, the Sale Agreement, the Indenture and the Servicing Agreement; and

                  WHEREAS, the parties hereto wish to agree upon their respective rights relating to such Collections, Securitization Charge Collections and bank accounts, as well as other matters of common interest to them under the RPA's, the Sale Agreement, the Indenture and the Servicing Agreement; and

                  WHEREAS, defined terms used but not otherwise defined herein have the meaning set forth in the RPA's or in Annex A to the Sale Agreement, the Indenture and the Servicing Agreement;

                      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                  1. The Purchasers hereby acknowledge the ownership interest of the Bond Issuer in the Transferred Securitization Property including revenues, collections, payments, money and proceeds arising therefrom (the "Bond Issuer Assets") and the security interest in favor of the Bond Trustee in such assets (the "Bond Trustee Collateral"). The Bond Trustee and the Bond Issuer hereby acknowledge the ownership interest of the Purchasers in the Receivables. The Purchasers further acknowledge that, notwithstanding anything in the RPA's to the contrary, none of them has any interest in the Bond Issuer Assets or the Bond Trustee Collateral, and each of the Bond Trustee and the Bond Issuer further acknowledges that, notwithstanding anything in the Sale Agreement or the Indenture to the contrary, it has no interest in the Receivables. Each of the parties hereto agrees that the determination of the assets that constitute Securitization Charge Collections in respect of the Transferred Securitization Property shall be made in accordance with the allocation methodology set forth in Annex 2 to the Servicing Agreement. It is understood and agreed that such Annex 2 will not be amended or modified without the prior written consent of each of the parties hereto.

                  2. (a) The Purchasers, the Bond Issuer and the Bond Trustee acknowledge that Collections with respect to Receivables and Securitization Charge Collections will be deposited into either

         (i) account no. 10132-33 at Bank One, Detroit, Michigan, ABA #072000326, or

         (ii) account no. 4825285820 at Standard Federal Bank, Troy, Michigan, ABA #072000805

(each, together with any additional or replacement account agreed to in writing by the Servicing Agent and the Bond Trustee subject to the Rating Agency Condition (as defined below), an "Account") held by Consumers. Consumers in its respective capacities as Collection Agent and as Bond Servicer, and on behalf of its successors and assigns in such capacities, agrees that it will (i) allocate amounts in the Accounts on a daily basis between Collections with respect to Receivables and Securitization Charge Collections in accordance with the allocation methodology set forth in Annex 2 to the Servicing Agreement and (ii) thereafter (x) allocate and apply Collections with respect to Receivables in accordance with the RPA's and (y) allocate and apply Securitization Charge Collections in accordance with the Servicing Agreement.

                     (b) The Bond Trustee and the Bond Issuer waive any interest in deposits to the Accounts to the extent that they are properly allocable to Collections with respect to Receivables, and the Purchasers waive any interest in deposits to the Accounts to the extent that they are properly allocable to Securitization Charge Collections. Each of the parties hereto acknowledges the respective security interests of the others in the Accounts to the extent of their respective interests as described in this Agreement.

                  3. (a) The Purchasers hereby acknowledge that, notwithstanding anything in the RPA's to the contrary, all Securitization Charge Collections are property of the Bond Issuer pledged to the Bond Trustee, subject to the terms of the Indenture, the Sale Agreement and the Servicing Agreement. Each of the Bond Issuer and the Bond Trustee hereby acknowledges that, notwithstanding anything in the Sale Agreement or the Indenture to the contrary, all Collections with respect to the Receivables are the property of the Purchasers, subject to the terms of the respective RPA.

                     (b) Each of the Purchasers hereby releases all liens and security interests of any kind whatsoever which any Purchaser (or any trustee or agent acting on its behalf) may hold in the Transferred Securitization Property. Each of the Purchasers agrees, upon the reasonable request of Consumers or the Bond Trustee, to execute and deliver to the Bond Trustee such UCC partial release statements and other documents and instruments, and do such other acts and things, as the Consumers or Bond Trustee may reasonably request in order to evidence the release provided for in this Section 3(b) and/or to execute and deliver to the Bond Trustee UCC financing statement amendments to exclude the Transferred Securitization Property from the assets covered by any existing UCC financing statements relating to the Receivables; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 3(b).

                     (c) Each of the Bond Issuer and the Bond Trustee hereby releases all liens and security interests of any kind whatsoever which either of them may hold in the Receivables. Each of the Bond Issuer and the Bond Trustee agrees, upon the reasonable request of the Servicing Agent, to execute and deliver to the Servicing Agent such UCC partial release statements and other documents and instruments, and do such other acts and things, as the Servicing Agent may reasonably request in order to evidence the release provided for in this Section 3(c) and/or to execute and deliver to the Servicing Agent UCC financing statement amendments to exclude such Receivables from the assets covered by any existing UCC financing statements relating to the Transferred Securitization Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 3(c).

                  4. The acknowledgments contained in Sections 1, 2 and 3 of this Agreement are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages.

                  5. (a) Subject to the remaining provisions of this
Section 5(a), the Purchasers recognize the existence of rights in favor of the Bond Trustee under the Indenture to replace Consumers as Bond Servicer under the Servicing Agreement, and the Bond Issuer and the Bond Trustee recognize the existence of rights in favor of the Servicing Agent under the RPA's to replace Consumers as Collection Agent under the RPA's. If the Bond Trustee is entitled to and desires to exercise its right to replace Consumers or its successor as Bond Servicer under the Servicing Agreement, or the Servicing Agent is entitled to and desires to exercise its right to replace Consumers or its successor as Collection Agent under the RPA's, the party desiring to exercise such right shall give written notice to the other party and shall consult with the other party with respect to the person which would replace Consumers or its successor in such capacities. Any successor in such capacities shall be agreed to by both the Bond Trustee and the Servicing Agent within ten Business Days of the date of such notice and shall be subject to the Rating Agency Condition (as defined below). In recognition of the fact that the rights and duties of the Bond Servicer under the Servicing Agreement and of the Collection Agent under the RPA's overlap in certain circumstances, the parties agree that, except as provided in Section 5(b) below, the Bond Servicer and the Collection Agent shall be the same person. The person named as replacement Bond Servicer and replacement Collection Agent in accordance with this Section 5(a) is referred to herein as the "Replacement Servicer".

                     (b) In the event that either the Bond Trustee is entitled to and desires to exercise its rights to take control of Securitization Charge Collections, or the Servicing Agent is entitled to and desires to exercise its rights to take control of Collections with respect to the Receivables, then the parties hereto agree that CIBC, if and for so long as it is rated not less than A+ by S&P, A1 by Moody's and, if rated by Fitch, A+ by Fitch (each as defined in the Indenture), or, if CIBC is unable or unwilling to act in that capacity, such other financial institution as is selected by the Bond Trustee and the Servicing Agent subject to satisfaction of the Rating Agency Condition (the "Designated Account Holder") shall (i) use commercially reasonable efforts to take control of the Accounts (by delivering to the Lock-Box Banks notice in the form of Exhibit E to the RPA's), (ii) cooperate with the Bond Trustee and provide to the Bond Trustee any necessary information in the Designated Account Holder's possession in connection with the delivery by the Bond Trustee to the obligors under the Receivables and the Securitization Charges of a notification to the effect that the Securitization Charge Collections are owned by the Bond Issuer and have been pledged to the Bond Trustee, (iii) allocate Collections of Receivables and Securitization Charge Collections in accordance with Section 2(a)(i) hereof in accordance with the allocation methodology set forth in Annex 2 to the Servicing Agreement on the basis of billing information provided to the Designated Account Holder by Consumers or the Replacement Servicer, as applicable, provided that if Consumers or the Replacement Servicer, as applicable, fails to provide such billing information for any billing month, the Designated Account Holder shall make such allocation on the basis of the billing information for the last month for which such information was provided, (iv) remit Collections of Receivables in accordance with the instructions of the Collection Agent and remit Securitization Charge Collections in accordance with the instructions of the Bond Servicer, and
(v) maintain records as to the amounts deposited into the Accounts, the amounts remitted therefrom and the application and allocation of such amounts as provided in clauses (iii) and (iv) above; provided that the Designated Account Holder shall not be required to take any action at the request of the Servicing Agent or the Bond Trustee unless the Designated Account Holder has been assured to its satisfaction that it will be indemnified by Consumers against any and all liability and expense which it may incur in taking or continuing to take such action. The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Accounts on a pro rata basis as between Collections of Receivables and Securitization Charge Collections, provided that that portion of those fees and expenses allocable to Securitization Charge Collections shall be payable by the Bond Servicer from the servicer fees provided for in the Servicing Agreement. The Bond Trustee, the Bond Issuer, the Servicing Agent, and the Purchasers shall each have the right to require an accounting from time to time (but not more frequently than monthly) of collections, allocations and remittances by the Designated Account Holder.

                     (c) Subject to the provisions of this Section 5, the parties hereto recognize the existence of rights in favor of the Bond Trustee under the Indenture to assume control of Securitization Charge Collections as provided in the Indenture, the Servicing Agreement, the Act and the Financing Order (whether by means of court ordered sequestration or otherwise), and of the Servicing Agent under the RPA's to assume control of Collections with respect to the Receivables as provided in the RPA's. Notwithstanding the foregoing, in no event may the Bond Trustee take any action with respect to the Securitization Charge Collections in a manner that would result in the Bond Trustee obtaining possession of, or any control over, Collections of Receivables or any Account. In the event that the Bond Trustee obtains possession of any Collections related to the Receivables, the Bond Trustee shall notify the Servicing Agent of such fact, shall hold them in trust and shall promptly deliver them to the Servicing Agent upon request. Notwithstanding the foregoing, in no event may the Servicing Agent take any action with respect to the Collection of Receivables in a manner that would result in the Servicing Agent obtaining possession of, or any control over, Securitization Charge Collections or any Account, except as provided in Section 5(b) above. In the event that the Servicing Agent obtains possession of any Securitization Charge Collections, the Servicing Agent shall notify the Bond Trustee of such fact, shall hold them in trust and shall promptly deliver them to the Bond Trustee upon request.

                     (d) Anything in this Agreement to the contrary notwithstanding, any action taken by either the Bond Trustee or the Servicing Agent pursuant to Section 5(a) hereof shall be subject to the Rating Agency Condition and the consent, if required by law, regulation or regulatory order, of the Michigan Public Service Commission. For the purposes of this Agreement, the "Rating Agency Condition" means, with respect to any such action, notification to each rating agency then rating any class or series of the Securitization Bonds of such action, and the receipt of notification from each of Fitch and S&P that such action will not result in a reduction or withdrawal of its rating on such Securitization Bonds. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

                  6. (a) Subject to Section 5(c) hereof, none of the Purchasers or the Servicing Agent, in their respective capacities as such, is the agent of, or owes any fiduciary obligation to, the Bond Trustee, the Bond Issuer, the Securitization Bondholders or any other party under this Agreement. Each of the Bond Trustee (on behalf of itself and the Securitization Bondholders), the Bond Issuer and Consumers hereby waives any right that it may now have or hereafter acquire to make any claim against the Purchasers or the Servicing Agent, in their respective capacities as such, on the basis of any such fiduciary obligation hereunder. Subject to Section 5(c) hereof, neither the Bond Trustee nor the Bond Issuer is the agent of, or owes any fiduciary obligation to, any of the Purchasers or any other party under this Agreement. Each of the Purchasers and Consumers hereby waives any right that it may now have or hereafter acquire to make any claim against the Bond Trustee or the Bond Issuer on the basis of any such fiduciary obligation hereunder.

                     (b) Notwithstanding anything herein to the contrary, none of the Purchasers, the Servicing Agent, the Bond Trustee or the Bond Issuer shall be required to take any action that exposes it to personal liability or that is contrary to the Indenture, the Servicing Agreement, the RPA's or applicable law.

                     (c) None of the Purchasers, the Servicing Agent, the Bond Trustee or the Bond Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the foregoing, each of the Purchasers, the Servicing Agent, the Bond Trustee and the Bond Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by facsimile) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

                  7. The Servicing Agent, the Purchasers, Consumers, the Collection Agent and the Bond Servicer agree that the Lock-Box Agreements in the form attached to the RPA's as Exhibit F shall not be amended, altered or supplemented in any material respect or terminated without the prior written consent of the Bond Trustee.

                  8. The Servicing Agent, the Bond Trustee and Consumers agree to cooperate with each other and to make available to each other or any Replacement Servicer any and all records and other data relevant to the Bond Issuer Assets and the Receivables which it may from time to time receive from Consumers (or its successor) including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same.

                  9. Nothing herein contained shall be deemed as effecting a joint venture among the Purchasers, the Servicing Agent, Consumers, the Bond Issuer and the Bond Trustee.

                  10. For the purpose of this Agreement, the Purchasers hereby consent and agree to the method of adjustment of the Securitization Charge set forth in Section 4.01 of the Servicing Agreement and irrevocably waive any right to object to or enjoin such adjustment.

                  11. This Agreement shall terminate upon the payment in full of either the Securitization Bonds or the termination of both RPA's in accordance with their respective terms, except that the understandings and acknowledgments contained in Sections 1, 2, 3, 4, 6 and 16 shall survive the termination of this Agreement.

                  12. (a) This Agreement shall be governed by the laws of the State of New York.

                      (b) In connection with any suit, claim, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, each party hereto hereby consents to the in personam jurisdiction of any court of the State of New York or any U.S. federal court located in the Borough of Manhattan in the City of New York, State of New York; each party hereto agrees that service by registered mail, or any other form equivalent thereto (or, in the alternative, by any other means sufficient under applicable law, rules and regulations) at the addresses set forth in Section 19 hereof shall be valid and sufficient for all purposes; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan.

Each of Consumers and the Bond Issuer irrevocably designates CT Corporation System, 111 Eighth Avenue, New York, NY 10011, as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such action or proceeding and taking all such acts as may be necessary or appropriate in order to confer jurisdiction over it by such state or U.S. federal court in the Borough of Manhattan, and each of such parties stipulates that such appointment is irrevocable and coupled with an interest.

                      (c) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  13. The Purchasers, Consumers, the Bond Issuer, the Bond Trustee, the Bond Servicer and the Collection Agent agree to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any other party hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at the expense of Consumers.

                  14. This Agreement is solely for the benefit of the Purchasers, the Servicing Agent, Consumers, the Bond Issuer, the Bond Trustee (individually and for the benefit of the Securitization Bondholders), the Bond Servicer and the Collection Agent, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

                  15. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  16. Notwithstanding any prior termination of this Agreement or the Indenture, each of the parties hereto hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture and the payment in full of the Securitization Bonds, any other amounts owed under the Indenture, including, without limitation, any amounts owed to third-party credit enhancers or under any interest rate swap agreement, acquiesce, petition or otherwise invoke or cause the Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Bond Issuer or any substantial part of the property of the Bond Issuer, or ordering the winding up or liquidation of the affairs of the Bond Issuer.

                  17. Each of the Purchasers and the Servicing Agent agrees that it will not (i) challenge the transfer of Bond Issuer Assets from Consumers to the Bond Issuer, whether on the grounds that such transfer was a disguised financing or a fraudulent conveyance or otherwise, so long as such transfer is carried out in all material respects in accordance with the Sale Agreement and related documents, or (ii) assert that Consumers and the Bond Issuer should be substantively consolidated. The Bond Trustee agrees that it will not challenge any transfer of the Receivables from Consumers to the Purchasers, whether on the grounds that such transfer was a disguised financing or a fraudulent conveyance or otherwise, so long as such transfer is carried out in all material respects in accordance with the RPA's and related documents.

                  18. (a) Consumers hereby represents and warrants to the Bond Issuer and the Bond Trustee that the forms of the RPA's delivered to the Bond Issuer and the Bond Trustee concurrently herewith are the RPA's as amended (to reflect the provisions specified in Exhibit A hereto) and as in effect on the date hereof. Consumers hereby covenants to the Bond Issuer and the Bond Trustee that it will not (i) amend, supplement or terminate any of the provisions of either of the RPA's specified in Exhibit A hereto without the prior written consent of the Bond Trustee and satisfaction of the Rating Agency Condition, as well as delivery to each Rating Agency of the form of the proposed amendment or supplement, or (ii) agree to any additional person becoming a purchaser under either of the RPA's unless such person has theretofore agreed, in a written instrument delivered to the Bond Issuer and the Bond Trustee and satisfactory to the Bond Trustee, to be bound by the terms of, and to become a party as a "Purchaser" to, this Agreement.

                      (b) Notwithstanding any provision of this Agreement to the contrary, upon the termination, substitution or assignment of the RPA's in connection with a restructuring of Consumers' Receivables securitization program, upon the written request of Consumers, the Bond Issuer and the Bond Trustee agree to enter into a replacement intercreditor agreement with the parties to such restructured Receivables program having substantially the same terms and provisions as this Agreement upon (i) receipt by the Trustee of an opinion of counsel satisfactory to the Bond Trustee to the effect that the substitution of such replacement intercreditor agreement and such restructured Receivables program and the related documentation will not adversely affect the rights and interests of the Transition Bondholders, the Bond Issuer or the Bond Trustee and (ii) satisfaction of the Rating Agency Condition.

                  19. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in writing, and any such notice, direction, consent or waiver may be given by United States first- class mail, reputable overnight courier service, facsimile transmission or electronic mail (confirmed by telephone, United States first-class mail or reputable overnight courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered or transmitted, or if mailed, five days after deposit in the United States first-class mail with proper postage for first-class mail prepaid, in the case of Consumers, at Consumers Energy Company, 212 W. Michigan Avenue, Jackson, Michigan 49201; telephone:(800) 477-5050; fax: (517) 788-2186; email:customer@consumersenergy.com;

         in the case of the Bond Issuer, at Consumers Funding LLC, 212 W. Michigan Avenue, Suite M-1029, Jackson, Michigan 49201; telephone:
         (517) 788-0179; fax: (517) 788- 0768; email:
         mdvanhem@cmsenergy.com;

         in the case of the Bond Trustee, at 5 Penn Plaza, 16th Floor, New York, New York 10001-1803, Attention: Asset Backed Securities
         (ABS); telephone: (212) 328-7543; fax: (212) 328-7623; email:
         cdshedd@bankofny.com;

         in the case of CIBC, Attention: R. Santos, at 425 Lexington Avenue, New York, New York 10017; telephone: (212) 856-3811; fax:
         (212) 856-3643; email: richard.santos@us.cibc.com;

         in the case of ASCC, Attention: R. Santos, at 425 Lexington Avenue, New York, New York 10017; telephone: (212) 856-3811; fax:
         (212) 856-3643; email: richard.santos@us.cibc.com;

         in the case of Moody's, at Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; telephone: (212) 553-0300; fax: (212) 553-4642; email:
         fabrikant@moodys.com;

         in the case of Standard & Poor's, at Standard & Poor's Ratings Group, 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department; telephone: (212) 438-2000; fax:
         (212) 438-2655; email: Tom_currie@standardandpoors.com; and

         in the case of Fitch, at Fitch, Inc., 1 State Street Plaza, New York, New York 10004, Attention: ABS Surveillance; telephone:
         (212) 908-0500; fax:(212) 480-4438;
         email:James.grady@fitchratings.com;

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  20. No delay upon the part of any party to this Agreement in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any such party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No waiver, amendment or other modification, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and shall be signed by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        CANADIAN IMPERIAL BANK OF COMMERCE
                                        Individually and as Servicing Agent


                                        By: /s/ Robert L. Stern Jr.
                                        ---------------------------------------
                                        Name: Robert L. Stern Jr.
                                        Title: Authorized Signatory

                                        ASSET SECURITIZATION COOPERATIVE
                                        CORPORATION


                                        By: /s/ Joyce Pernin
                                        ---------------------------------------
                                        Name: Joyce Pernin
                                        Title: Vice President

                                        CONSUMERS ENERGY COMPANY
                                        Individually, as Collection Agent
                                        and as Bond Servicer


                                        By: /s/ Laura L. Mountcastle
                                        ---------------------------------------
                                        Name: Laura L. Mountcastle
                                        Title: Vice President and Treasurer

                                        THE BANK OF NEW YORK,
                                          as Bond Trustee


                                        By: /s/ Cassandra D. Shedd
                                        ---------------------------------------
                                        Name: Cassandra D. Shedd
                                        Title: Assistant Vice President

                                        CONSUMERS FUNDING LLC


                                        By: /s/ Laura L. Mountcastle
                                        ---------------------------------------
                                        Name: Laura L. Mountcastle
                                        Title: President, Chief Executive
                                               Officer, Chief Financial Officer
                                               and Treasurer



         [THE FOLLOWING PROVISIONS TO APPEAR IN THE AMENDED RPA'S]


Article I:        [Definition of Receivable:]

                  "Receivable" means the obligation of an Obligor to pay for electricity, natural gas, electric and natural gas power or other energy products or merchandise sold or services rendered by the Seller, and includes the Seller's rights to payment of any interest, financing charges or late fees and the merchandise (including returned goods) and contracts relating to such Receivable, all security interests, guaranties and property securing or supporting payment of such Receivable, all books and records relating to the Receivables and all proceeds of the foregoing. Notwithstanding the foregoing, "Receivable" does not include (i) Transferred Securitization Property or (ii) the books and records relating solely to the Transferred Securitization Property, provided that the determination of what constitutes collections of the Securitization Charge in respect of Transferred Securitization Property shall be made in accordance with the allocation methodology specified in Annex 2 to the Servicing Agreement.

                  [Additional Definitions:]

                  "Financing Order" means the financing order issued by the Michigan Public Service Commission on October 24, 2000, as amended.

                  "Intercreditor Agreement" means the Intercreditor Agreement dated as of November 8, 2001 among Canadian Imperial Bank of Commerce, Asset Securitization Cooperative Corporation, The Bank of New York, as trustee, Consumers Funding LLC, and Consumers Energy Company.

                  "Securitization Charge" has the meaning specified in Appendix A to the Servicing Agreement.

                  "Securitization Charge Collections" has the meaning specified in Appendix A to the Servicing Agreement.

                  "Securitization Property" means "securitization property" within the meaning of the Michigan Customer Choice and Electricity Reliability Act, 2000 PA 141 and 2000 PA 142 as approved in the Financing Order

                  "Transferred Securitization Property" has the meaning specified in Appendix A to the Servicing Agreement.

                  "Servicing Agreement" means the Servicing Agreement dated as of November 8, 2001 between Consumers Funding LLC and Consumers Energy Company, as the same may be amended and supplemented from time to time with the consent of the Purchaser (to the extent such consent is required by the terms of this Agreement).

Section 7.2: Application of Collections. The Collection Agent shall, upon receipt of payments of amounts billed and collected from customers of Consumers on their utility bills, allocate those receipts on a daily basis between Collections of Receivables and Securitization Charge Collections in accordance with the allocation methodology specified in Annex 2 to the Servicing Agreement.

Section 10.1(h): Instruct all Obligors to cause all Collections and Securitization Charge Collections to be deposited directly into a Lock-Box.

Section 10.3(e): Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box cash or cash proceeds other than Collections and Securitization Charge Collections.

Section 11.1(h): the commingling of Collections with other funds of the Seller other than Securitization Charge
                      Collections;

Exhibit E:        [New clauses (iii) and (iv) at the end of the first
                  paragraph:]

                  and (iii) The Bank of New York, or any successor thereto, as trustee (the "Bond Trustee") under the Indenture dated as of November 8, 2001 between the Seller and the Bond Trustee, as supplemented, and (iv) Consumers Funding LLC, as issuer of the Securitization Bonds.

Exhibit F:        [New clause at the end of the first sentence of the second paragraph:]

                  and for the benefit of The Bank of New York, as trustee (the "Bond Trustee") under the Indenture dated as of November 8, 2001 between the Seller and the Bond Trustee, as supplemented, and for the benefit of Consumers Funding LLC, as Issuer of the Securitization Bonds (the "Bond Issuer").

                  [New clause (iii) at the end of the first paragraph of Attachment A to Lock Box Agreement:]

                  and (iii) for the benefit of The Bank of New York, as trustee (the "Bond Trustee") under the Indenture dated as of November 8, 2001 between the Seller and the Bond Trustee, as supplemented, and for the benefit of Consumers Funding LLC, as Issuer of the Securitization Bonds.

Exhibit F:        [Fourth line of the third paragraph:]

                  of the Purchasers, the Bond Issuer and the Bond Trustee and all instructions and thereafter regarding the